sorrento
Therapeutics

Corporate Presentation

Henry Ji, PhD - President and CEO

Disclaimer

Certain statements contained in this presentation or in other documents of Sorrento Therapeutics, Inc. (the "Company"), along with certain statements that may be made by management of the Company orally in presenting this material, may contain "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historic or current facts. They use words such as "estimate," "expect," "intend," "believe," "plan," "anticipate," "projected" and other words and terms of similar meaning in connection with any discussion of future operating or financial performance or condition. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Statements regarding future action, future performance and/or future results including, without limitation, those relating to the timing for completion, and results of, scheduled or additional clinical trials and the FDA's or other regulatory review and/or approval and commercial launch and sales results (if any) of the Company's formulations and products and regulatory filings related to the same, and receipt by the Company of milestone and royalty payments may differ from those set forth in the forward-looking statements. Peak sales and market size estimates have been determined on the basis of market research and comparable product analysis, but no assurances can be given that such sales levels will be achieved, if at all, or that such market size estimates will prove accurate.

The Company assumes no obligation to update forward-looking statements as circumstances change. Investors are advised to consult further disclosures that the Company makes or has made on related subjects in the Company's Form 10-K, 10-Q and 8-K reports.

NASDAQ: SRNE

In presenting this material or responding to inquiries in connection with a presentation, management may refer to results, projections or performance measures that are not prepared in accordance with U.S. Generally Accepted Accounting Principles ("GAAP") as reported in the Company's SEC filings. These results, projections or performance measures are Non-GAAP measures and are not intended to replace or as a substitute for results measured under GAAP, but rather as supplement to the GAAP reported results.

Because actual results are affected by these and other potential risks, contingencies and uncertainties, the Company cautions investors that actual results may differ materially from those expressed or implied in any forward-looking statement. It is not possible to predict or identify all such risks, contingencies and uncertainties. The Company identifies some of these factors in its Securities and Exchange Commission ("SEC") filings on Forms 10-K, 10-Q and 8-K, and investors are advised to consult the Company's filings for a more complete listing of risk factors, contingencies and uncertainties effecting the Company and its business and financial performance.

Sorrento™, G-MAB™, CAR.TNK™, TNK Therapeutics™, and the Sorrento logo are trademarks owned by Sorrento Therapeutics, Inc.

All other trademarks and trade names are the property of their respective owners.

Logo - http://photos.prnewswire.com/prnh/20150105/167173LOGO

Drug Targets:


Location
Secreted Targets
Extra-Cellular
Location
Intracellular Targets
Location
Membrane Targets

Antibodies against Secreted Targets


IgE
VL
CL
VH




TNF-α

Antibodies Against Membrane Targets


PD-L1
EGFR
CD-25

Antibodies Against Intracellular Targets


KRAS
STAT3

Sorrento BioSimilar mAb


IgE
VL
VH
CL
Omalizumab
STI-004

Sorrento BioBetter mAbs


TNF-α
Infliximab
STI-002
EGFR
Cetuximab
STI-001
CD25
Basiliximab
STI-003

Bispecific Antibodies



PD-L1
c-MET
PD-L1
EGFR

Antibody Drug Conjugates (ADCs)



c-MET
HER2

Chimeric Antigen Receptors (CARs)


CAR-T
CAR.NK



Positioning
NOVARTIS
Celgene
bluebirdbio
MERCK SERONO
INTREXON
Celgene
JUNO THERAPEUTICS
TNK THERAPEUTICS
T
T-cells
NK
Natural Killer cells
sorrento
TNK THERAPEUTICS
NantKwest
AMGEN
Kite Pharma
SERVIER
Pfizer
cellectis
Bellicum PHARMACEUTICALS
CAR-T
CAR.NK

Sorrento Immunotherapy Platform


ADCs
Antibody Drug Conjugates
Proprietary Toxins
Conjugation Chemistries
c-MET
Intracellular Targets
Adoptive Immunotherapy
Secreted Targets
PD-L1
PD-1
Bispecific Abs
Chemical BsAb (CBAs)
IgG-based
Proprietary Biochemistry
CAR.NK
CAR-T
Immuno-Oncology


Concortis
Immuno
Oncology
BiSpecific
Abs
ADCs
CAR.TNK
CAR-pNK
CAR-T
Cellular
Therapies
Sorrento
Therapeutics
Antibody Therapeutics
Antibody Therapeutics
Intracellular
mAbs
LA Cell
TNK Therapeutics
BioSimilar / BioBetter
mAbs
Sorrento Biologics

sorrento Pipeline


Code
Target
Preclinical
Phase I
Phase II
Phase III
mAbs
STI-001 EGFR *
STI-002 TNF-α *
STI-003 CD25 *
STI-004 IgE *
STI-1014 PD-L1
STI-1110 PD1
CAR-T
CAR-T CEA
CAR-T PSMA
CAR-T GD3
CAR-T IL13R
CAR-T c-KIT
CAR.TNK
CAR.TNK PD-L1 * *
CAR.TNK ROR1 * *
Resiniferatoxin
RTX TRPV1

*** Partnered with NantKwest*

** Completed Phase III in China*

NANTWORKS Affiliates	Entity / Transaction	Assets	Economics / Value
NantCell	Immunotherapy NANTiBody JV	1 x Phase 3 mAb Pre-specified GMABs	40% equity in JV $100M JV capitalization
	License	Neo-epitope GMABs 2 CAR.TNKs Pre-specified GMABs	$100M equity in NantCell $10M license fee + future royalties
NantBioScience	NantCancerStemCell JV	Targeted Small Molecules MYC inhibitor HIF1a inhibitor TRAIL modulators	20% equity in JV $10M equity in NantBioScience $80M JV capitalization
NantPharma	Igdrasol Acquisition	NantPaclitaxel (formerly Cynviloq)	$90+M upfront $600+M regulatory milestones $600+M sales milestones Profit sharing via transfer price Opt-in option for co-development, co-marketing
NantKwest	Mutually Exclusive Partnership on CAR.TNKs	CAR.TNKs	5.6M shares in NantKwest (NK) Mutually exclusive on CAR.TNKs development and commercialization

sorrento

Immunotherapy Platform

G-MAB Library

Fully Human Antibodies

Highly Successful Screening Hit Rate
(100+ targets screened)

Proprietary Technology
RNA amplification used for library generation

Very High Diversity
2.1×10^{16} *Distinct Antibodies*

Difficult Targets
Small Peptides & Tumor Neo-epitopes


O
S
F
L
S
Y G N A G

AIP-2

High Value Oncology Targets
PD1, PD-L1, CD123, PSMA, CD47



Most Difficult Targets:
G Protein-Coupled Receptors (GPCRs)



In Vivo Synergy of Anti-PD-L1 mAb with Clinical HSP90 Inhibitor


2000
1500
1000
500
0
Average tumor volume (mm³)
7
8
9
10
11
12
13
14
15
16
Days after MC38 cell implantation
IgG1
STI-A1015
IgG1 +
Ganetespib
P=0.0111
STI-A1015 +
Ganetespib

C57 BL/6 mice bearing MC38 colon carcinomas (n = 7/group) were treated with 200 µg IgG1 control or the anti-PD-L1 antibody STI-A1015 (dosed on day 8, 12 ,and 15), either alone or in combination with 125 mg/kg ganetespib (Synta Pharmaceuticals Corp.) dosed on days 8 and 15.

The combination of STI-A1015 plus ganetespib displayed significantly greater antitumor activity than either individual agent (* P <0.02)

Source: Cancer Immunol Res. 2015 Jun;3(6):583-589.

Bispecific Antibodies


PD-L1
c-MET
PD-L1
EGFR

Chemically-Generated Bispecific Antibodies (CBA) Technology



Antibody 1
1. Reduction
2. Linker Conjugation
Linker - A
Antibody 2
1. Reduction
2. Linker Conjugation
B-Linker
S
S
Orthogonal
Conjugation

Functional Activity of Chemically-generated Bispecific Abs (CBA)

Binding to MDA-MB-231 cells (TNBC cell line)


15000
1000
500
0
MFI (FL4)
CBA
STI-A0607
anti c-Met mAb
STI-A1015
anti PD-L1 mAb
0.01
1.0
100
IgG Concentration (nM)

Anti-PD-L1 activity of CBA


1500
1000
500
0
IL-2 concentration (pg/mL)
STI-A1015
anti PD-L1 mAb
CBA
Control IgG
2
1
0.5
2
1
0.5
2
1
0.5
Concentration (µg/mL)

Mixed Lymphocyte Reaction (MLR)

Anti-c-Met activity of CBA


0.30
0.25
0.20
0.15
0.10
OD (450 nM)
STI-A1010
anti PD-L1 mAb
CBA
STI-A0607
anti c-Met mAb
0.01
1.0
100
10000
1000000
Antibody Concentration (nM)

MDA-MB-231 cells (TNBC cell line)

Source: Sorrento data on file

Concortis/Sorrento
Enabling ADC Technologies


c-MET
HER2

Antibody Drug Conjugates (ADCs)

Highly Potent Proprietary Payloads

Duostatins™ (Tubulin inhibitors)
Duomycins™ (DNA alkylating agents)
New MOA payloads

Site-specific Conjugation Methods

K-Lock™
C-Lock™

Powerful Screening Panels

From antibody to ADC leads in 2 months
Optimized combinations of payloads and linkers

Multifunctional ADCs

Dual drug ADCs
Bispecific ADCs

Combination of ADC and Immunotherapy

c-MET ADCs Exhibits Potent Antitumor Activity In H292 and EBC-1 NSCLC Xenograft Models


H292 (c-Met ++)
Tumor Volume (nm³)
Mean ±SEM
2500
2000
1500
1000
500
Vehicle
c-Met 0174
(3mg/kg)
**
** c-Met 0174
(10mg/kg)
Dosing
5
10
15
20
25
30
35
40
45
50
Days After Treatment

** $p < 0.01$, compared to vehicle with unpaired, two tailed T-test, n=10


EBC-1 (c-Met +++)
2500
2000
1500
1000
500
Vehicle
c-Met 0174
(1mg/kg)
c-Met 0174
(3mg/kg)
** c-Met 0174
(10mg/kg)
5
10
15
20
25
30
35
40
45
50
Days After Treatment

** $p<0.01$, one way ANOVA with post Dunnett's multiple comparison test to vehicle, n=10

Source: Sorrento data on file

BioSimilars

STI-001 BioSimilar / BioBetter mAb to Cetuximab

ERBITUX CETUXIMAB Cetuximab – Eli Lilly/BMS/Merck KGaA

Backgrounds

Chimeric monoclonal antibody that binds to the extracellular domain of the epidermal growth factor receptor (EGFR)

Binding of Erbitux to EGFR interferes with ligand-mediated activation of the receptor's intracellular tyrosine kinase activity, thus inhibiting EGFR-mediated signaling.

May induce immune system activation through antibody-dependent cell-mediated cytotoxicity (ADCC) and complement-dependent cytotoxicity (CDC)

Approvals / Indications

- *With irinotecan in advanced colorectal cancer*
- *With chemotherapy in late-stage metastatic head and neck cancer*
- *With FOLFIRI for 1st-line treatment of metastatic colorectal cancer*

Market Size

2014: approximately $1.9B globally ($680m in US)

2013: approximately $1.9B globally ($680m in US)

Future sales forecast – decrease in sales from $1.9B in 2015 to $1B by 2020

Source: DataMonitor Healthcare (www.datamonitorhealthcare.com)

STI-002 BioSimilar / BioBetter mAb to Infliximab

Remicade
INFLIXIMAB

Infliximab – Janssen

Backgrounds	*Chimeric monoclonal antibody against tumour necrosis factor alpha (TNF-a)*
Approvals / Indications	*Crohn's Disease, pediatric Crohn's Disease, Ulcerative Collitis, pediatric Ulcerative Collitis, Rheumatoid Arthritis, Psoriatic Arthritis, Akylosing Spondylitis, Plaque Psoriasis*
Market Size	*Marketing rights divided between Janssen Biotech/Merck/Mitsubishi Tanabe* *2014: approximately $9B in sales globally ($5B in US)* *2013: approximately $9B in sales globally ($5B in US)* *Future sales forecast – decrease in sales from $8.9B in 2015 to $7.4B by 2020*

Source: DataMonitor Healthcare (www.datamonitorhealthcare.com)

STI-003 BioSimilar / BioBetter mAb to Basiliximab

SIMULECT basiliximab *Basiliximab – Novartis*[1]

Backgrounds

Chimeric monoclonal antibody (IgG1k) that binds to and blocks the binding of IL-2 to IL-2Ra (aka CD25) on the surface of activated T-lymphocytes.

This specific, high affinity binding to IL-2Ra competitively inhibits IL-2-mediated activation of lymphocytes, a critical pathway in the cellular immune response involved in allograft rejection.

Approvals / Indications

Indicated for the prophylaxis of acute organ rejection in patients receiving renal transplantation when used as part of an immunosuppressive regimen that includes cyclosporin and corticosteroids.

Market Size

2012: approximately $117M globally [1]
2013: approximately $114M globally [1]
Future sales forecast – decreases in sales as the result of SPC protection loss in EU as of April 2013[2]

[1] *Source: Simulect® package insert-- https://www.pharma.us.novartis.com/product/pi/pdf/simulect.pdf*
[2] *Source: http://www.genericsweb.com/Pipeline%20Watch/Pipeline%20Watch%20April%202013%20-%20Basiliximab.pdf*

STI-004 BioSimilar mAb to Omalizumab

Xolair

Omalizumab – Novartis/Genentech

Backgrounds

Xolair (omalizumab; Roche/Novartis), a humanized monoclonal antibody product, inactivates immunoglobulin E (IgE), preventing the inflammatory events that lead to asthma exacerbations. Omalizumab inhibits the binding of IgE to the high-affinity IgE receptor on the surface of mast cells and basophils.

This is the only FDA approved biologic used in treatment of asthma.

Approvals / Indications

US/EU: *Moderate to severe allergy-related asthma that is inadequately controlled with inhaled corticosteroids alone for patients 12 years or older*

chronic idiopathic urticaria/chronic spontaneous urticaria (CIU/CSU)

EU: *Children 6-11 years with severe persistent allergic asthma*

Market Size

2014: approximately $1.8B globally ($1.1B in US)

2013: approximately $1.5B globally ($850m in US)

Future sales forecast – $2B globally in 2015, $2.2B in 2016, decrease to $1.8B by 2020

Source: DataMonitor Healthcare (www.datamonitorhealthcare.com)

TNK THERAPEUTICS


T Cell

Harnessing
Adaptive and Innate
Immunity


NK


Positioning
NOVARTIS
Celgene
bluebirdbio
MERCK SERONO
INTREXON
Celgene
JUNO THERAPEUTICS
TNK THERAPEUTICS
AMGEN
Kite Pharma
SERVIER
Pfizer
cellectis
Bellicum PHARMACEUTICALS
T
T-cells
NK
Natural Killer cells
CAR-T
CAR.NK
sorrento
TNK THERAPEUTICS
NantKwest

G-MAB ™
Library

CAR-T *and* CAR.NK


Granzyme
Perforin
CAR-T or CAR.NK

CAR-dependent cell killing

Clinical stage programs for solid tumors

Chimeric Antigen Receptor (CAR)-based Immunotherapies harnessing:

- *T-cell immunity with* CAR-T therapy (autologous)
- *Natural Killer cell immunity with* CAR.NK therapy (off-the-shelf)

Multi-pronged strategy to increase safety and efficacy

Precision Medicine approach:
Treating cancer patients with matched CAR-based immunotherapies

Local delivery:
Increasing tumor killing and reducing systemic toxicity

***Combination treatment*:**
Overcoming tumor-induced immunosuppression

Therapeutic Platform

CAR-T Programs
Technology Acquisition


CAR-T

G-MAB
sorrento



Fully human antibody library

CAR.NK
NantKwest


NK

Autologous CAR-T Manufacturing



Leukapheresis
PBMC collection
(Peripheral Blood Mononuclear Cells)
T-cell activation
(CD3 antibody + cytokines)
Viral Transduction
CAR-T
Cell Expansion
CAR-T
Drug Product
CAR-T
Infusion

CEA CAR-T in Metastatic Liver Cancer Patients



100%
80%
60%
40%
20%
0%
Survival
#4
#8
#6
#7
#1
#5
0
20
40
60
80
100
120
Weeks

ACTIVITY IN HEAVILY PRE-TREATED GROUP

P#5 alive >130 weeks

Average of 2.5 lines prior chemotherapy

Average size of largest tumor = 8.4 cm

4 patients with > 10 liver tumors

Source: Katz et al. (Clin Cancer Res 2015 July 15)

IL13 CAR-T: Inhibition of Tumor Growth of Xenograft Glioma


100%
80%
60%
40%
20%
0%
Survival
0
20
40
60
80
100
120
Days
Tumor +
IL13 CAR-T cells (n=11)
Tumor +
Untransduced T Cells (n=10)
Tumor only
(n=4)

Source: Kong et al. Clin Cancer Res. 18(21):5949-60, 2012

CAR.TNK cGMP Manufacturing Process


Off-the-shelf
Drug Product
BioReactor
Electroporation
or
Viral Transduction
NK92
CAR.TNK
cell expansion
CAR
CAR.TNK
CAR.TNK
cGMP
Manufacturing
CAR.TNK

HER2.TNK in Glioma Model


Survival (%)
100
80
60
40
20
Medium
NK92
CAR.TNK
p<0.01
272 Days
Days
80
120
160
200
240
280

Source: *Schönfeld et al., Mol Ther. 23(2):330-8, 2015*

TNK Diagnostic Platform

CTC
(Circulating Tumor Cells)

Cytolumina TECHNOLOGIES, CORP.

CTC Panel for Cancer Patients


PD-L1
CEA
GD3
ROR1
CD123

Exclusive License for cell-based therapies

G-MAB
sorrento



Fully human antibody library

Cytolumina: Circulating Tumor Cell (CTC) Profiling Technology


TUMOR
Blood
Vessel
PD-L1
CEA

1

CTCs in circulation


DAPI
PD-L1
CD45
EpCAM



2

CTCs captured by NanoVelcro Chip

3

CTCs detected and profiled

Source: Cytolumina Data

Precision Medicine


Diagnostic
Patients
Profiling
Treatment
& Maintenance
Hospital
CAR Selection
CARs
CAR-T / CAR.NK

Combination Immunotherapy


Small
Molecule
mAb
CAR-Based
Therapy
CAR-T
CAR.NK

Pain Franchise

RTX Target Product Profile

Mechanism of Action

Ultrapotent, highly-specific TRPV1 agonist that selectively ablates afferent neurons ("molecular neurolysis")

Efficacy

Meaningful analgesia with concomitant opioid reduction and improvement in function

Safety

Alteration of heat sensation in targeted area with no effects on normal perception / sensation or muscle function

Dosing

Targeted single injection



Two Injection Sites = Two Products for Human Use



Epidural injection

into or near dorsal root ganglion (DRG) for unilateral or diffuse pain

Intrathecal injection

into cerebrospinal fluid space (CSF) targeting both DRGs and dorsal horn neurons


Dorsal Root
Dorsal Horn
Dorsal Root Ganglion (DRG)
Ventral Horn
Ventral Root

Scintilla: Human Pipeline

1 ***Refractory Cancer Pain***

2 ***Spinal Cord Injury Pain***

Intrathecal injection

into the CFS targeting both DRG and dorsal horn neurons

---

3 ***Chronic Phantom Limb Pain***

4 ***Cancer-Induced Bone Pain***

Epidural injection

into or near the DRG for unilateral or diffuse pain

RTX: Results from First-In-Human Study



12 patients with advanced cancer (43-61 years old)

- *Improved pain and increased activity with reduced opioid utilization*
- *No unexpected toxicities*
- *MTD not reached with 1 mL RTX over 2 min via infusion pump*
- *3 non or poorly ambulatory patients able to become ambulatory*

National Institute of Neurological Disorders and Stroke

NIH National Institutes of Health

Reduced Spread = Broader Therapeutic Window

Post RTX Treatment

No pain day after RTX, by day 28 most days are at "0" pain with some days up to 6-7/10

Opioid utilization reduced by about **75% reduction by day 28**

No reduced thermal sensitivity

Normal touch sensation, normal motor control, no severe or serious AEs

Colorectal Cancer: Stage IV

43 year old female with severe lower abdominal and rectal pain



Post RTX Treatment

Substantial pain reduction from 7-10/10 to 0-4/10 by day 14

Uses breakthrough pain meds only occasionally

No need for cane to assist ambulation

No reduced thermal sensitivity

Normal touch sensation, normal motor control, no severe or serious AEs

Lung and Rectal Cancer

60 year old male with severe bilateral pelvic and sacral pain

ARK's Pipeline: Multiple Products from 2 API's


Pyoderma, Ark-005
Cancer pain, Ark-001
Idiopathic cystitis, Ark-003
Ocular abrasion, Ark-004
Neuropathic pain, Ark-002
Mastitis, Ark-006


Concortis
Immuno
Oncology
BiSpecific
Abs
ADCs
CAR.TNK
CAR-pNK
CAR-T
TNK Therapeutics
Antibody Therapeutics
Cellular
Therapies
Sorrento
Therapeutics
Antibody Therapeutics
Intracellular
mAbs
LA Cell
BioSimilar / BioBetter
mAbs
Sorrento Biologics

sorrento
Therapeutics

Contact

Henry Ji, PhD - President and CEO

hji@sorrentotherapeutics.com
(858) 668-6923